EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his or her capacity as an officer of SPACEHAB, Incorporated (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

(1) The annual report of the Company on Form 10-K for the year ended June 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: July 18, 2005

By:	/s/ Michael E. Kearney
Michael E. Kearney
President and Chief Executive Officer and Director

By:	/s/ Brian K. Harrington
Brian K. Harrington
Vice President and Chief Financial
Officer